EXHIBIT 10.70

NOVATION AGREEMENT

THIS NOVATION AGREEMENT (“Agreement”) is executed on Jan 13th, 2009 by and between:

(1)	China Global Mining Resources Limited, a corporation duly established in British Virgin Island, with BVI Company Number 1386052 ("Assignor" );

(2)	China Global Mining Resources (BVI) Limited, a corporation duly established in British Virgin Island, with BVI Company Number 1513743 ("Assignee");

(3)	Mr. Lu Benzhao of No. 204, Block 17, Liyuan Village, Huashan District, Maanshan Municipality, Anhui Province (ID No. ) ("Consultant");

For purposes of this Agreement, Assignor, Assignee and Consultant are each referred as a “Party” and collectively as the “Parties”.

本转让协议（“本协议”）由以下各方于2009年1月13日签订：

(1)	China Global Mining Resources Limited (中国环球矿业资源有限公司)，一家依法成立于英属维尔京群岛的公司，BVI公司号码：1386052（“转让方”）；

(2)	China Global Mining Resources (BVI) Limited(中国环球矿业资源(BVI)有限公司)，一家依法成立于英属维尔京群岛的公司，BVI公司号码：1513743，（“受让方”）；

(3)	鲁本昭先生，现居住于安徽省马鞍山市花山区梨苑村17栋204号，身份证号码为 （“顾问”）；

Whereas:、
鉴于

(A)
The Assignor and Consultant have entered into a Consulting Agreement dated 11 August, 2008, and entered into an amendment agreement to this Consulting Agreement on Jan 13th, 2009 (collectively the "Consulting Agreement").

转让方和顾问于2008年8月11日签订了咨询服务协议，并于2009年1月13日签订了该咨询服务协议的修订协议（合称“咨询服务协议”）。

(B)	The Assignor now desires to transfer to the Assignee and the Assignee desires to assume from the Assignor all its rights and obligations under the Consulting Agreement.

转让方愿意将其在咨询服务协议下所有的权利和义务转让给受让方, 而受让方愿意从转让方受让全部该等权利和义务。

IT IS HEREBY AGREED:
兹同意如下：

1.	NOVATION
转让

1.1
The Assignor shall transfer to the Assignee and the Assignee shall assume from the Assignor all of the Assignor's rights and obligations under the Consulting Agreement as amended from time to time ("Novation").

转让方愿意将其在咨询服务协议下以及不时修订后的所有的权利和义务转让给受让方, 而受让方愿意从转让方受让全部该等权利和义务（“转让”）。

1.2
With immediate effect, the Assignee shall replace the Assignor as purchaser under the Consulting Agreement and shall enjoy all the Assignor's rights, interests and benefits and assume all the Assignor's obligations in accordance with the Consulting Agreement. For the avoidance of doubt and without limiting the forgoing, the Consultant acknowledges that the Assignee shall be entitled to all rights to make a  claim under any warranty or indemnity given by the Consultant (whether at the date of the Equity Transfer Agreements in respect of the acquisitions of Maanshan Xiaonanshan Mining Co., Ltd. and Nanjing Sudan Mining Co., Ltd. dated 11 August 2008 or at the closing of those Equity Transfers Agreements} and under the guarantee given by the Consultant in Clause 3.4 of the Consulting Agreement.

一经转让, 受让方即取代转让方成为咨询服务协议中的一方，按照咨询服务协议享有转让方的所有权利、权益和利益，并承担转让方的所有义务, 即时生效。在不限制前款规定的前提下。为避免疑问，顾问承认，受让方有权根据顾问作出的任何保证或补偿保证, 该保证或补偿包括顾问在2008年8月11日签订收购马鞍山小南山矿业有限公司和收购南京苏丹矿业有限公 1496;的股权转让协议时以及在以上股权转让交割时作出的以及在咨询服务协议的第3.4条下作出的担保，向顾问提出索赔求偿,

2.FURTHER ASSURANCE

进一步的保证

Each Party shall do such acts and things as necessary and desirable to give effect to the Novation.

每一方都应采取和办理为使该转让产生充分效力所必需的和可取的所有行为和事项。

3.GOVERNING LAW

管辖法律

This Agreement shall be construed and enforced in accordance with the procedural and substantive laws of  Hong Kong.

本协议应当按照香港的程序法和实体法解释并执行。

5.           MISCELLANEOUS

其他

5.1
The Parties shall comply with any and all applicable laws, rules and regulations of the governmental authorities of both the Peoples Republic of China and Hong Kong concerned for performing the said services in this Agreement.

各方应遵守中华人民共和国和香港与提供本协议中约定的服务有关的任何和全部适用的法律和政府部门的规章制度。

5.2
The Parties shall not issue any press releases or make any other similar publications with respect to this Agreement without first consulting with, and obtaining the prior written approval of the other Party.

未经事先征求其他方意见并获得书面批准，各方不得以发表新闻或其他类似方式公布与本协议有关的事项。

5.3	Consultant agrees to indemnify the Assignee for any violation by Consultant of the requirements under section 18.1 in performing services pursuant to this Agreement.

顾问同意就其在根据本协议提供服务的过程中对第18.1条的任何违反对受让方作出赔偿。

6.	EFFECTIVENESS
生效

This Agreement shall become effective and binding on the Parties upon execution by the Parties.
本协议经各方授权代表签署后生效并对各方具有约束力。

IN WITNESS THEREOF, the Parties have caused this Agreement to be executed on the date as set forth above by their duly authorized representatives.

转让方：
China Global Mining Resources Limited /s/ Stephen D. King 13 Jan 09
姓名：
职务：

受让方：
China Global Mining Resources (BVI) Limited /s/ Stephen D. King 13 Jan 09
姓名：
职务：

顾问：
鲁本昭先生 Lu Benzhao